UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2006
Brush Engineered Materials Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio	44110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 216-486-4200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 May 2006 Investor Presentation

Item 7.01 Regulation FD Disclosure
     On May 3, 2006, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated its website with materials that will be presented by Richard J. Hipple, Chairman, Chief Executive Officer and President and John Grampa, Vice President Finance and Chief Financial Officer, to investors on May 3, 2006. A copy of the presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
Exhibits:

Exhibit Number	Description of Exhibit

99.1	May 2006 Investor Presentation
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

May 3, 2006	By:	Michael C. Hasychak

Michael C. Hasychak
Vice President, Treasurer and Secretary
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